                                                                Exhibit 99(j)(3)

                             The Munder Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, Charles W. Elliott, whose signature appears below, does hereby constitute and appoint Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                             /s/ Charles W. Elliott
                                             ----------------------
                                             Charles W. Elliott



Dated: May 8, 2000

                             The Munder Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                             /s/ Joseph E. Champagne
                                             -----------------------
                                             Joseph E. Champagne



Dated: May 8, 2000

                             The Munder Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, Thomas B. Bender, whose signature appears below, does hereby constitute and appoint Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                             /s/ Thomas B. Bender
                                             --------------------
                                             Thomas B. Bender



Dated: May 8, 2000

                             The Munder Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                             /s/ Thomas D. Eckert
                                             --------------------
                                             Thomas D. Eckert



Dated: May 8, 2000

                             The Munder Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                             /s/ John Rakolta, Jr.
                                             ---------------------
                                             John Rakolta, Jr.



Dated: May 8, 2000

                             The Munder Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                             /s/ David J. Brophy
                                             -------------------
                                             David J. Brophy



Dated: May 8, 2000

                             The Munder Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, James Robinson, whose signature appears below, does hereby constitute and appoint Libby E. Wilson, MaryAnn Shumaker, Patrick W.D. Turley and Francine S. Hayes his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as an officer of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                             /s/ James Robinson
                                             ---------------------
                                             James Robinson



Dated: May 8, 2000

                             The Munder Funds, Inc.

                               Power of Attorney
                               -----------------

     The undersigned, Libby E. Wilson, whose signature appears below, does hereby constitute and appoint MaryAnn Shumaker, Patrick W.D. Turley and Francine
S. Hayes her true and lawful attorneys and agents to execute in her name, place and stead, in her capacity as an officer of The Munder Funds, Inc. (the "Company"), the Registration Statement of the Company on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned officer of the Company might or could do in person, such acts of such attorneys being hereby ratified and approved.



                                             /s/ Libby E. Wilson
                                             -------------------
                                             Libby E. Wilson



Dated: May 8, 2000